UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012

NET TALK.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-53668	20-4830633
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1080 NW 163rd Drive, Miami Gardens, Florida 33169

(Address of principal executive offices)  (Zip code)

(305) 621-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanation of Amendment No. 1

Nettalk.com, Inc. (“the Company”) is filing this Amendment No. 1 (the “Amended Report”) to the Current Report on Form 8-K that was originally filed with the United States Securities and Exchange Commission (“SEC”) on July 27, 2012 (the “Original Report”). This amendment is filed to amend Item 3.2 of the Original Report.

Item 3.02 Unregistered sale of equity and securities

In the Original Report, the Company inaccurately reported the issuance of 1,500,000 shares under the Company’s Stock Option Plan. There were no shares issued to Rate Technology, Inc. as reported in the Original Report.

Item 9.01 Exhibits

The following exhibits are filed with this Form 8-K: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Talk.com, Inc.

By:	/s/ Anastasios Kyriakides
Name:	Anastasios Kyriakides
Title:	Chief Executive Officer
Dated:	September 12, 2012